                                                                   EXHIBIT 10.15

                                LOAN AGREEMENT
                                --------------

     THIS LOAN AGREEMENT ("Agreement") is made December 23, 1998, between the Borrower and Lender identified in the attached Authorization issued by the U.S. Small Business Administration ("SBA") to Lender, dated December 15, 1998 ("Authorization").

     SBA has authorized a guaranty of a loan from Lender to Borrower for the amount and under the terms stated in the attached Authorization (the "Loan").

     In consideration of the promises in this Agreement and for other good and valuable consideration, Borrower and Lender agree as follows:

     1. Subject to the terms and conditions of the Authorization and SBA's Participating Lender Rules as defined in the Guarantee Agreement between Lender and SBA, Lender agrees to make the Loan if Borrower complies with the following "Borrower Requirements." Borrower must:

          a. Provide Lender with all certifications, documents or other information Lender is required by the Authorization to obtain from Borrower or any third party;

          b.   Execute a note and any other documents required by Lender; and

          c. Do everything necessary for Lender to comply with the terms and conditions of the Authorization.

     2.   The terms and conditions of this Agreement:

          a. Are binding on Borrower and Lender and their successors and assigns; and

          b.   Will remain in effect after the closing of the Loan.

     3. Failure to abide by any of the Borrower Requirements will constitute an event of default under the note and other loan documents.

Borrower: Buy Com Inc.

By:_________________________________
     Scott A. Blum, President

By:_________________________________
     Murray Williams, Secretary

Dated: December 23, 1998

Lender:  Bank of Yorba Linda, a division of BYL Bank Group

By:______________________________________________________
   Cynthia J. Gutierrez, Assistant Vice President

Dated: December 29, 1998

                           Borrower's Certification

In order to induce Bank of Yorba Linda, a division of BYL Bank Group, ("Lender") to make a U. S. Small Business Administration ("SBA") guaranteed Loan ("Loan") to Buy.Com Inc. ("Borrower"), Borrower certifies:

_____a. Adverse Change - That there has been no adverse change in Borrower's financial condition, organization, operations or fixed assets since the date the Loan application was signed.

_____b. Child Support - That no principal who owns at least 50% of the voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement requiring payment of child support.

_____c. Current Taxes - That Borrower (and Operating Company) are current on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

_____d.   Environmental - That

          1) At the time Borrower submitted the Loan application, Borrower was in compliance with all local, state, and federal environmental laws and regulations pertaining to environmental contamination;

          2) Borrower has, and will continue to comply with these laws and regulations;

          3) Borrower has no knowledge of any environmental contamination of any real or personal property pledged as collateral for the Loan which violates any such laws and regulations, (other than what was disclosed in connection with the Environmental Investigation of the property);

          4) Borrower assumes full responsibility for all costs incurred in any clean-up of environmental contamination and agrees to indemnify Lender and SBA against payment of any such costs (Lender or SBA may require Borrower to execute a separate indemnification agreement);

          5) Until full repayment of Loan, Borrower will promptly notify Lender and SBA if it knows, suspects or believes there may be any environmental contamination in or around the real property securing the Loan, or if Borrower and/or such property are subject to any investigation or enforcement action by any Governmental agency pertaining to any environmental contamination of the property.

     e.   That Borrower (and Operating Company) will:

         ______1) Reimbursable Expenses- Reimburse Lender for expenses incurred in the making and administration of the Loan.

         ______2)   Books, Records, and Reports-
                    (a) Keep proper books of account in a manner satisfactory to Lender;

                    (b) Furnish year-end statements to Lender within 120 days of fiscal year end;

                    (c) Furnish additional financial statements or reports whenever Lender requests them;

                    (d)  Allow Lender or SBA to:

                         (1) Inspect and audit books, records and papers relating to Borrower's financial or business condition; and

                         (2)  Inspect and appraise any of Borrower's assets; and

                         (3) Allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

         ______3) Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public, and comply with SBA Form 793, Notice to New SBA Borrowers.

         ______4) American-made Products - To the extent feasible, purchase only American-made equipment and products with the proceeds of the Loan.

         ______5) Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due.

         ______6) Occupancy - Occupy at least 51% of the square footage of rentable property at all times during the term of the Loan. Borrower certifies that it will not use Loan proceeds to improve or renovate any of the space leased to third parties.

     f. That Borrower (and Operating Company) will not, without Lender's prior written consent:

     _____1) Distributions- Make any distribution of company assets that will adversely affect the financial condition of the Borrower (and/or Operating Company).

     _____2) Ownership Changes - Change the ownership structure or interests in the business during the term of the Loan.

     _____3) Transfer of Assets - Sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the
               Note), or otherwise dispose of any of Borrower's property or assets, except in the ordinary course of business.

Buy.Com Inc.  12/23/98
----------------------
(Borrower)     Date


By: _______________________________
     Scott A. Blum, President


By: _______________________________
     Murray Williams, Secretary

U.S. Small Business Administration         U.S. Small Business Administration

SBA                                                      Authorization
                                                     (SBA Guaranteed Loan)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SBA Loan #            PLP 260-805-4007
--------------------------------------------------------------------------------
SBA Loan Name         Buy.Com, Inc.
--------------------------------------------------------------------------------
Approval Date         12/15/98
--------------------------------------------------------------------------------

Lender:                            U. S. Small Business Administration (SBA):

Bank of Yorba Linda,               Santa Ana District Office
a division of BYL Bank Group       200 West Santa Ana Boulevard - Suite 700
26137 La Paz Road, Suite 102       Santa Ana, CA 92701
Mission Viejo, CA 92691

SBA approves, under Section 7(a) of the Small Business Act as amended, Lender's application, received 12/14/98, for SBA to guarantee 64.9% of a loan ("Loan") in the amount of $1,155,500.00 to assist:

Borrower:

1.   Buy.Com Inc.
     21 Brookline
     Aliso Viejo, CA 92656

A. THE GUARANTEE FEE IS $25,934.38. Lender must pay the guarantee fee within 90 days of the date of this Authorization or immediately after initial disbursement, whichever comes first. The 90-day deadline may not be extended. Lender must send the guarantee fee to the Small Business Administration, Denver, CO 80259-0001. Lender may collect this fee from Borrower after initial disbursement of Loan. Borrower may use Loan proceeds to pay the fee. No part of the guarantee fee is refundable if Lender has made any disbursement.

B. ONGOING SERVICING FEE - Lender agrees to pay an ongoing fee equal to one-half of one percent per year of the guaranteed portion of the outstanding balance. Lender may not charge this fee to Borrower.

C.   IT IS LENDER'S SOLE RESPONSIBILITY TO:

     1. Close the Loan in accordance with the terms and conditions of this Authorization.

     2. Obtain valid and enforceable Loan documents, including obtaining the signature or written consent of any obligor's spouse if such consent or signature is necessary to bind the marital community or create a valid lien on marital property.

     3. Retain all Loan closing documents. Lender must submit these documents, along with other required documents, to SBA for review if Lender requests SBA to honor its guarantee on the Loan, or at any time SBA requests the documents for review.

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 1
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

D.   REQUIRED FORMS

     1. Lender may use its own forms except as otherwise instructed in this Authorization. Lender must use the following SBA forms for the Loan:

               SBA Form 147, Note
               SBA Form 1050, Settlement Sheet, for each disbursement
               SBA Form 159, Compensation Agreement, for each representative SBA Form 2004, Lender's Certification
               SBA Form 722, Equal Opportunity Poster
               SBA Form 793, Notice to New Borrowers
               SBA Form 148, Guarantee
               SBA Form 148, Limited Guarantee (use 148L if available)

     2. Lender may use computer-generated versions of mandatory SBA Forms, as long as these versions are exact reproductions.

     3. Lenders must submit completed SBA Forms 159 and 2004 for non-PLP loans to the SBA immediately after final disbursement.

E. CONTINGENCIES - SBA issues this Authorization in reliance on representations in the Loan application, including supporting documents. The guarantee is contingent upon Lender:

     1. Complying with the current SBA Standard Operating Procedures (SOP) and SBA Loan Guarantee Agreement (SBA Form 750, dated 01/26/82), and any supplemental agreements, between Lender and SBA;

     2. Making initial disbursement of the Loan no later than 6 months, and completing disbursement no later than 12 months, from the date of this Authorization, unless SBA extends the time in writing;

     3. Having no evidence since the date of the Loan application, or any preceding disbursement, of any unremedied adverse change in the financial condition, organization, operations, or fixed assets of Borrower which would warrant withholding or not making any further disbursement, and;

     4.   Satisfying all of the conditions in this Authorization.

F.   NOTE TERMS:

     1. Maturity: This Note will mature in 25 year(s) from date of initial disbursement.

     2. Repayment Terms: Lender must insert onto SBA Note, Form 147, to be executed by Borrower, the following repayment terms, without modification. Lender must complete all blank terms on the Note at time of closing:

             The interest rate on this Note will fluctuate. The initial interest rate is 8.75% per year. This initial rate is the prime rate on the date SBA received the loan application, plus 1.%.

             Borrower must pay principal and interest payments of $9,500.00 every month, beginning one month from the month of initial disbursement on this Note; payments must be made on the first calendar day in the months they are due.

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 2
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

               Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

               Lender may adjust the interest rate for the first time no earlier than the first calendar day of the first month after initial disbursement. The interest rate will then be adjusted each calendar quarter (the "change period").

               The "Prime Rate" is the prime rate published in the Wall Street
                                                                   -----------
               Journal, in effect on the first business day of the month in
               -------
               which a change occurs.

               The adjusted interest rate will be 1.% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

               Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

               If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

               All remaining principal and accrued interest is due and payable 25 year(s) from date of initial disbursement.

               Borrower agrees that if default occurs on this Note or on any other outstanding SBA or SBA-guaranteed loan, Lender has the option to make this Note and such other loans immediately due and payable.

               Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

     3. Lender must include in the Note the following language for residential property located in California:

               "Borrower acknowledges this Note is secured by a Deed of Trust in favor of Lender on real property located in _____________________ County, State of California. That Deed of Trust contains the following due-on-sale provision:..." (Lender must add to the Note the due on sale clause exactly as it appears in the Deed of Trust.)

G.   USE OF PROCEEDS

     1. $1,125,374.00 to purchase land and improvements located at 21 Brookline, Aliso Viejo, CA 92656.

     2.   $30,126.00 for closing costs.

     All amounts listed above are approximate. Lender may not disburse Loan proceeds solely to pay the guarantee fee. Lender may disburse to Borrower, as working capital only, funds not spent for the listed purposes as long as these funds do not exceed 10% of the specific purpose authorized or $10,000.00, whichever is less. An Eligible Passive Company may not receive working capital funds.

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 3
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

     Lender must complete SBA Form 1050, Settlement Sheet, for each disbursement and retain these forms in its Loan file. Lender must document that Borrower used the loan proceeds for the purposes stated in this Authorization.

H.   COLLATERAL CONDITIONS

     Lender must obtain a lien on 100% of the interests in the following collateral and properly perfect all lien positions:

     1. First Deed of Trust (including due on sale clause and assignment of rents) on land and improvements located at 21 Brookline, Aliso Viejo, CA. This property is commercial.

          a.   Subject to no other liens.

          b.   Evidence of title and priority of lien must be based upon:

               (1) ALTA Loan Policy, insuring lender and assigns, in the amount of $1,155,500.00, with 100 and 116 endorsements.

     2.   Guarantee on SBA Form 148, by Scott A. Blum, resident in California.

     3. Limited Guarantee on SBA Form 148 (use 148L if available), by Scott A. Blum Trustee of the Scott A. Blum Separate Property Trust dated August 2, 1995, resident in California.

          COLLATERAL/RECOURSE LIMITATION: The guarantee is limited to the amount Lender obtains from the following collateral pledged by Guarantor:
          $349,500.00.

          Secured by

          a. First Deed of Trust (including due on sale clause and assignment of rents) on land and improvements located at 27 Brookline, Aliso Viejo, CA. This property is commercial.

               (1)  Subject to no other liens.

               (2)  Evidence of title and priority of lien must be based upon

                    (a) ALTA Loan Policy, insuring lender and assigns, in the amount of $349,500.00, with 100 and 116 endorsements.

     The following language must appear in all lien instruments including Mortgages, Deeds of Trust, and Security Agreements:

                    "The Loan secured by this lien was made under a United States Small Business Administration (SBA) nationwide program which uses tax dollars to assist small business owners. If the United States is seeking to enforce this document, then under SBA regulations:

                    a) When SBA is the holder of the Note, this document and all documents evidencing or securing this Loan will be construed in accordance with federal law.

                    b) Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using these procedures, SBA does not waive any federal immunity from local or state control, penalty, tax or liability. No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of Borrower, or defeat any claim of SBA with respect to this Loan.

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 4
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

                         Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured. by. this instrument."

     California Mandatory Provision - The following language must appear in all guarantees if any borrower or any real estate is located in California:

          "Guarantor waives its rights of subrogation, reimbursement, indemnification, and contribution nd any other rights and defenses that are or may become available to the guarantor by reason of California Civil Code Sections 2787 to 2855, inclusive.

          Guarantor waives all rights and defenses that the guarantor may have because the debtor's debt is secured by real property. This means, among other things:

          1. The creditor may collect from the guarantor without first foreclosing on the real or personal property collateral pledged by the debtor.

          2. If the creditor forecloses on any real property collateral pledged by the debtor:

               a) The amount of the debt may be reduced by only the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

               b) The creditor may collect from the guarantor even if the creditor, foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor.

          This is an unconditional and irrevocable waiver of any rights and defenses the guarantor may have because the debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure.

          Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by operation of Section 580d of the Code of Civil Procedure or otherwise."

     If Guarantee is secured by Deed of Trust on residential property in California, Lender must also include in the guarantee the following language:

          "Guarantor acknowledges that this Guarantee is secured by a Deed of Trust in favor of Lender on real property located in _________________ County, California. That Deed of Trust contains the .following due-on-sale provision:... " (Lender must add to the Guarantee the due on sale clause exactly as it appears in the Deed of Trust.)

I.   ADDITIONAL CONDITIONS

     1.   Insurance Requirements

          Prior to disbursement, Lender must require Borrower to obtain the following insurance coverage and maintain this coverage for the life of Loan:

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 5
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

          a. Flood Insurance. If FEMA Form 81-93 reveals that any portion of the collateral is located in a special flood hazard zone, Federal flood insurance or other appropriate special hazard insurance in amounts equal to the lesser of tile insurable value of the property or the maximum limit of coverage available is required. (Borrower will be ineligible for any future SBA disaster assistance or business loan assistance if Borrower does not maintain flood insurance for the entire term of the Loan.)

          b. Real Estate Hazard Insurance coverage on all real estate that is collateral for the Loan in the amount of the full replacement cost. If full replacement cost insurance is not available, coverage should be for maximum insurable value. This policy must contain a MORTGAGEE CLAUSE (or substantial equivalent) in favor
                         ----------------
               of Lender. This clause must provide that any act or neglect of the mortgagor or owner of the insured property will not invalidate the interest of Lender. The policy or endorsements must provide for at least 10 days prior written notice to Lender of policy cancellation.

     2.   Environmental Requirements

          a.   Lender may not disburse the Loan until it has:

               (1) completed the review for potential environmental contamination required in SOP 50 10(4) ("Environmental Investigation") on each commercial real property site that is:

                    (a)  acquired or improved with proceeds from Loan, or

                    (b) taken as collateral if the site represents over 50% of the value of all collateral securing the Loan; and

               (2) sufficiently minimized the risk from any adverse environmental findings discovered in the Environmental Investigation, or otherwise, as required by SOP 50 10(4), Subpart A, Chapter 5 (Environmental Conditions).

          b. Lender should consult with the local SBA office where the real property collateral is located to ascertain any state or local environmental requirements.

     3.   Borrower, Guarantor and Operating Company Documents

          a. Prior to closing, Lender must obtain from Borrower, Guarantor and Operating Company a current copy of each of the following as appropriate:

               (1) Corporate Documents - Articles or Certificate of Incorporation (with amendments), any By-laws, Certificate of Good Standing (or equivalent), Corporate Borrowing Resolution, and, if a foreign corporation, current authority to do business within this state.

               (2) Limited Liability Company (LLQ Documents - Articles of Organization (with amendments), Fact Statement or Certificate of Existence, Operating Agreement, Borrowing Resolution, and evidence of any state-required registration.

               (3) General Partnership Documents - Partnership Agreement, Certificate as to Partners, and Certificate of Partnership or Good Standing (or equivalent), as applicable.

               (4) Limited Partnership Documents - Partnership Agreement, Certificate as to Partners, and Certificate of Partnership or Good Standing (or equivalent), as applicable, Certificate of Limited Partnership, and evidence of registration with the appropriate state authority.

               (5) Limited Liability Partnership (LLP) Documents - Partnership Agreement, Certificate as to Partners, Certificate of Partnership or Good Standing (or equivalent) as applicable, and evidence of registration with the appropriate state authority.

               (6) Trustee Certification - A Certificate from the trustee warranting that:

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 6
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

                    (a) The trust will not be revoked or substantially amended for the term of the Loan without the consent of SBA;

                    (b)  The trustee has authority to act;

                    (c) The trust has the authority to borrow funds, guarantee loans, and pledge trust assets;

                    (d) If the trust is an Eligible Passive Company, the trustee has authority to lease the property to the Operating Company;

                    (e) There is nothing in the trust agreement that would prevent Lender from realizing on any security interest in trust assets;

                    (f) The trustee has provided accurate, pertinent language from the trust agreement confirming the above; and

                    (g) The trustee has provided and will continue to provide SBA with a true and complete list of all trustors and donors.

     4.   Operating Information

          Prior to any disbursement of Loan proceeds, Lender must obtain:

          a. Verification of Financial Information - Lender must submit IRS Form 4506 to the Internal Revenue Service to obtain federal income tax information on Borrower for the last three (3) years (unless Borrower is a startup business). If the business has been operating for less than 3 years Lender must obtain the information for all years in operation. This requirement does not include tax information for the most recent fiscal year if the fiscal year-end is within 6 months of the application date. Lender must compare the tax data received from the IRS with the financial data or tax returns submitted with the Loan application, and relied upon in approving the loan. Borrower must resolve any significant differences to the satisfaction of Lender and SBA before Lender disburses Loan proceeds.

          b. Trade Name - Evidence Borrower has complied with state requirements for registration of Borrower's trade name (or fictitious name).

          c. Authority to Conduct Business - Evidence that the Borrower has an Employer Identification Number and all insurance, licenses, permits and other approvals necessary to lawfully operate the business.

          d. Flood Hazard Determination - A completed Standard Flood Hazard Determination (FEMA Form 81-93).

     5.   Injection

          Lender must obtain evidence that prior to disbursement:

          a. Cash Injection - At least $128,416.00 cash has been injected into tile business as equity capital. This cash is for purchase of commercial property in Aliso Viejo, California and closing costs.

     6.   Certifications and Agreements

          Lender must require Borrower to certify:

          a. Child Support - That no principal who owns at least 50% of the voting interest of tile company is delinquent more than 60 days under the terms of any (1) administrative order, (2) court order, or (3) repayment agreement requiring payment of child support.

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 7
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

          b. Current Taxes - Borrower is current on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes.

          c. Environmental - For real estate located at 21 Brookline, Aliso Viejo, California, Borrower must warrant that:

               (1) At the time Borrower submitted the Loan application, Borrower was in compliance with all local, state, and federal environmental laws and regulations pertaining to environmental contamination;

               (2) Borrower has and will continue to comply with these laws and regulations;

               (3) Borrower has no knowledge of any environmental contamination of any real or personal property pledged as collateral for the Loan which violates any such laws and regulations (other than what was disclosed in connection with the Environmental Investigation of the property);

               (4) Borrower assumes full responsibility for all costs incurred in any clean-up of environmental contamination and agrees to indemnify Lender and SBA against payment of any such costs (Lender or SBA may require Borrower to execute a separate indemnification agreement);

               (5) Until full repayment of Loan, Borrower will promptly notify Lender and SBA if it knows, suspects or believes there may be any environmental contamination in or around the real property securing the Loan, or if Borrower or such property are subject to any investigation or enforcement action by any Governmental agency pertaining to any environmental contamination of the property.

          d.   That Borrower will:

               (1) Reimbursable Expenses - Reimburse Lender for expenses incurred in the making and administration of the Loan.

               (2)  Books, Records, and Reports -

                    (a) Keep proper books of account a manner satisfactory to Lender;

                    (b) Furnish year-end statements to Lender within 120 days of fiscal year end;

                    (c) Furnish additional financial statements or reports whenever Lender requests them;

                    (d)  Allow Lender or SBA, at Borrower's expense, to:

                         [1] Inspect and audit books, records and papers relating to Borrower's financial or business condition; and

                         [2]  Inspect and appraise any of Borrower's assets; and

                         [3] Allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA.

               (3) Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public, and comply with the requirements of SBA Form 793, Notice to New SBA Borrowers.

               (4) American-made Products - To the extent feasible, purchase only American-made equipment and products with the proceeds of the Loan.

               (5) Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due.

               (6) Occupancy - Occupy, at all times during the term of the Loan, at least 51% of the total square footage and 100% of the renovated square footage of rentable property. Borrower certifies that it will not use Loan proceeds to improve or renovate any of the space leased to third parties.

          e.   That Borrower will not, without Lender's prior written consent:

               (1) Distributions - Make any distribution of company assets that will adversely affect the financial condition of Borrower.

               (2) Ownership Changes - Change the ownership structure or interests in the business during the term of the Loan.

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 8
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

               (3) Transfer of Assets - Sell, lease, pledge, encumber (except by purchase money liens on property acquired after the date of the Note), or otherwise dispose of any of Borrower's property or assets, except in the ordinary course of business.

                                             ADMINISTRATOR
                                        SMALL BUSINESS ADMINISTRATION

                                                                 12/15/98
--------------------------------------------------------------------------------
By:  David H. Scherer, Executive Vice President,  Date
     a Preferred Lender, as an Agent of and on Behalf of the SBA for the purpose of executing this Authorization.

_______________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 9
SBA Loan Name: Buy.Com Inc.                                   (7a Wizard 2. 1b)

ACKNOWLEDGMENT BY BORROWER
--------------------------

Borrower acknowledges that:

1. Borrower has received a copy of this Authorization and SBA Form 793, Notice to New SBA Borrower, from Lender.

2.   SBA requires the above conditions to guarantee Loan.

3.   This Authorization is not a commitment by Lender to make a loan to
                           ---
     Borrower;

4. This Authorization is between Lender and SBA and creates no third party rights or benefits to Borrower;

5. The Loan Note will require Borrower to give Lender prior notice of intent to prepay.

6. If Borrower defaults on Loan, SBA may be required to pay Lender under the SBA guarantee. SBA may then seek recovery of these funds from Borrower. Under SBA regulations, 13 CFR Part 101, Borrower may not claim or assert against SBA any immunities or defenses available under local law to defeat, modify or otherwise limit Borrower's obligation to repay to SBA any funds advanced by Lender to Borrower.

7. Payments by SBA to Lender under SBA's guarantee will not apply to the Loan account of Borrower, or diminish the indebtedness of Borrower under its Note or the obligations of any personal guarantor of the Note.


BUY.COM INC.


                                                                 12/23/1998
--------------------------------------------------------------------------------
By: Scott A. Blum, President                                     Date


                                                                 12/23/1998
--------------------------------------------------------------------------------
By: Murray Williams                                              Date

________________________________________________________________________________
SBA Loan Number: PLP 260-805-4007                                        Page 10
SBA Loan Name: Buy.Com Inc.                                    (7a Wizard 2. 1b)

U.S. Small Business Administration            U.S. Small Business Administration

SBA                                                        NOTE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SBA Loan #          PLP 260-805-4007
--------------------------------------------------------------------------------
SBA Loan Name       Buy.Com, Inc.
--------------------------------------------------------------------------------
Date                December 23, 1998
--------------------------------------------------------------------------------
Loan Amount         1,155,500.00
--------------------------------------------------------------------------------
Interest Rate       Prime plus 1%, variable
--------------------------------------------------------------------------------
Borrower            Buy.Com Inc.

--------------------------------------------------------------------------------
Operating Company   N/A
--------------------------------------------------------------------------------
Lender              Bank of Yorba Linda, a division of BYL Bank Group
--------------------------------------------------------------------------------

     1.   PROMISE TO PAY:
          In return for the Loan, Borrower promises to pay to the order of Lender the amount of
          One Million One Hundred Fifty-Five Thousand and 00/100    Dollars,
          ---------------------------------------------------------
          interest on the unpaid principal balance, and all other amounts required by Note.

     2.   DEFINITIONS:
          "Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.
          "Guarantor" means each person or entity that signs a guarantee of payment of this Note.
          "Loan" means the loan evidenced by this Note.
          "Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.
          "SBA" means the Small Business Administration, an Agency of the United States of America.

     3.   PAYMENT TERMS:
          Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

     The interest rate on this Note will fluctuate. The initial interest rate is 8.75% per year. This initial rate is the prime rate on the date SBA received the loan application, plus 1.%.

     Borrower must pay principal and interest payments of $9,500.00 every month, beginning one month from the initial disbursement on this Note; payments must be made on the first calendar day in the months they are due.

     Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

     Lender may adjust the interest rate for the first time no earlier than the first calendar day of the first month after initial disbursement. The interest rate will then be adjusted each calendar quarter (the "change period").

     The "Prime Rate" is the prime rate published in the Wall Street Journal, in effect on the first business day of the month in which a change occurs.

     The adjusted interest rate will be 1.% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

     Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

     If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

     All remaining principal and accrued interest is due and payable 25 year(s) from date of initial disbursement.

     Borrower agrees that if default occurs on this Note or on any other outstanding SBA or SBA-guaranteed loan, Lender has the option to make this Note and such other loans immediately due and payable.

     Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

------------------------------------------------------------------------------------------------------------------------------------
          U.S. Small Business Administration                               OMB APPROVAL NO.: 3245-0200
                    Settlement Sheet                                       EXPIRATION DATE  5/31/98
------------------------------------------------------------------------------------------------------------------------------------
Lender (Name and Address - Include Zip Code)
Bank of Yorba Linda, a division of BYL Bank Group                26137 La Paz Road, Suite 102 Mission Viejo CA 92691
------------------------------------------------------------------------------------------------------------------------------------
Borrower (Name)
Buy.Com Inc.
------------------------------------------------------------------------------------------------------------------------------------
SBA Loan Number (10 digits)  PLP 260-805-4007               Lender Computed Interest on a 365 day basis.
                                                                                          ---
------------------------------------------------------------------------------------------------------------------------------------

Sum of Prior disbursements $_________________ + This Disbursement $ 1,155,500.00  = Total $ 1,155,500.00
                                                                    ------------            ------------
------------------------------------------------------------------------------------------------------------------------------------
The provisions of 18 U.S.C. 1001 and 15 U.S.C. 645 provide certain criminal penalties for making false statements, willfully overvaluing collateral, or other prohibited acts. To induce SBA, directly or indirectly, to participate in this loan, the Borrower, subject to these provisions, acknowledges receipt of $1,255,500.00 on 12/28/98 and certifies (1) that the proceeds at this
                                                      ------------    --------
disbursement will be, and all previous disbursements have been, used in accordance with the Loan Authorization, (2) that there has been no substantial adverse change in financial condition, organization, operations, or fixed assets since application for this loan was filed or since the previous disbursement, and (3) that there are no liens or encumbrances against the real or personal property securing the loan except those disclosed in the application for this loan.

Lender certifies that disbursement of the loan proceeds was made and the loan proceeds were used as set forth below and in accordance with the Loan Authorization by issuance of joint payee checks as detailed below, except checks for cash operating
                                       -------------------------------------------------------------------------------------
capital, cash to reimburse borrower for evidenced expenditures made after loan approval date for such authorized use of proceeds, or
------------------------------------------------------------------------------------------------------------------------------------
as otherwise directed by the Loan Authorization, and that construction, paid with loan proceeds as listed below, has been completed.
-----------------------------------------------
(Any deviation from the Loan Authorization must be authorized in writing by SBA prior to expenditure of the loan funds.)

See Paragraph G     , of Authorization, "Use of Proceeds"
              ------
Subparagraph              Name of Payee                 Date      and        Amount of Payment                Purpose

G.1                 First American Title Company                                1,125,374.00        Purchase land and improvements

G.2                 First American Title Company                                   30,126.00        Closing Costs





To further induce SBA to participate in the loan, Lender certifies that neither the Lender nor its Associates, officers, agents, affiliates or attorneys have charged or will charge or receive, directly or indirectly, any bonus, fee, commission, or other payment or benefit, or require a compensating balance, Certificate of Deposit, or other security in connection with making or servicing of this loan (other than those reported on SBA Forms 4 or 159 "Compensation Agreement"). It is understood that all fees not approved by
SBA are prohibited, except as may be specifically permitted by the Loan Authorization, SBA regulations or the SBA Form 750 "Guaranty
Agreement."

Lender:

         Bank of Yorba Linda, a division of BYL Bank Group
         ----------------------------------------------------
                                                         Borrower Buy.Com Inc.
                                                                  ---------------------------------------------------------------
By       _______________________________________________   Signed __________________________________________________________
         Cynthia J. Gutierrez  Assistant Vice President           Scott A. Blum, President     Murray Williams, Secretary

Date                12/28/98                                      Date          12/28/98
     ---------------------------------------------------               -----------------------------------------------------

This Certification must be signed and returned to the SBA immediately after each disbursement. If there is a large number of checks, itemize on separate sheets, sign and attach hereto.
------------------------------------------------------------------------------------------------------------------------------------
SBA Review By                                 Title                           Date

------------------------------------------------------------------------------------------------------------------------------------
The estimated burden for the completion of this form is 1 hour per response. If you have any questions or comments concerning this estimate or any other aspects of this information, please contact Chief, Administrative Information Branch, U.S. Small Business
Administration, Washington, D.C. 20416 and Clearance Officer, Paperwork Reduction Project (3245-0200), Office of Management and
Budget, Washington, D.C. 20503.

SBA Form 1050 (8-93) REF 70 50 Use 5-91 Edition Until Exhausted.                         TSoft Financial Software, Inc. @ 1994-1996

                                                   OMB APPROVAL NO. 3245-0201
                                                   Expiration Date: 12-31-87
                                                --------------------------------
                                                           SBA LOAN NO.
                                                --------------------------------

                                                        PLP 260-805-4007
                                                --------------------------------
                                                (For Corporate Applicants)


                      U.S. Small Business Administration
                      RESOLUTION OF BOARD OF DIRECTORS OF

                                 Buy.Com Inc.
--------------------------------------------------------------------------------
                              (Name of Applicant)

     (1) RESOLVED, that the officers of this corporation names below, or any one of them, or their, or any one of their, duly elected or appointed successors in office, be and they are hereby authorized and empowered in the name and on behalf of this corporation and under its corporate seal to execute and deliver to the Bank of Yorba Linda, a division of BYL Bank Group (hereinafter called
       -------------------------------------------------
"Lender") or the Small Business Administration (hereinafter called "SBA"), as the case may be, in the form required by Lender or SBA, the following documents:
(a) application for a loan or loans, the total thereof not to exceed in principal amount $1,155,500, maturing upon such date or dates and bearing
                  ---------
interest at such rate or rates, as may be prescribed by Lender or SBA; (b) applications for any renewals or extensions of all or any part of such loan or loans and of any other loans, heretofore and hereinafter made by Lender or SBA to this corporation; (c) the promissory note or notes of this corporation evidencing such loan or loans or any renewals or extensions thereof; and (d) any other instruments or agreements of this corporation which may be required by Lender or SBA in connection with such loans, renewals, and/or extensions; and that said officers in their discretion may accept any such loan or loans in installments and give one or more notes of this corporation therefore, and may receive and endorse in the name of this corporation any checks or drafts representing such loan or loans or any such installments;

     (2) FURTHER RESOLVED, that the aforesaid officers or any one of them, or their duly elected or appointed successors in office, be and they are hereby authorized and empowered to do any acts, including but not limited to the mortgage, pledge, or hypothecation from time to time with Lender or SBA of any or all assets of this corporation to secure such loan or loans, renewals and extensions, deemed necessary or proper by Lender of SBA, in respect of the collateral securing any indebtedness of this corporation.

     (3) FURTHER RESOLVED, that any indebtedness heretofore contracted and any contracts or agreements heretofore made with Lender or SBA on behalf of this corporation, and all acts of officers or agents of this corporation in connection with said indebtedness or said contacts or agreements, are hereby ratified and confirmed;

     (4) FURTHER RESOLVED, that the officers referred to in the foregoing resolutions are as follows:

Scott A. Blum                 President
-----------------------       ----------------------        --------------------
     (Typewrite name)               (Title)                      (Signature)

Murray Williams               Secretary
-----------------------       ----------------------        --------------------
     (Typewrite name)               (Title)                      (Signature)

-----------------------       ----------------------        --------------------
     (Typewrite name)               (Title)                      (Signature)

-----------------------       ----------------------        --------------------
     (Typewrite name)               (Title)                      (Signature)

     (5) FURTHER RESOLVED, that Lender or SBA is authorized to rely upon the aforesaid resolutions until receipt of written notice of any change.

                                 CERTIFICATION

I HEREBY CERTIFY that the foregoing is a true and correct copy of a resolution regularly presented to and adopted by the Board of Directors of
    Buy.Com Inc.    at a meeting duly called and held at 9:00 a.m. on the 23rd
-------------------                                      --------         ----
(Name of Applicant)

day of December, 1998, at which a quorum was present and voted, and that such
       --------  ----
resolution is duly recorded in the minute book of this corporation; that the officers names in said resolution have been duly elected or appointed to, and are the present incumbents of, the respective offices set after their respective names; and that the signatures set opposite their respective names are their true and genuine signatures.

     (Seal)                   Secretary _________________________________
                                        Murray Williams

SBA Form 160 (11-85) REF. SOP 50 10 EDITION OF 11-67 WILL BE USED UNTIL STOCK IS EXHAUSTED
*U.S. Government Printing Office 1966-619-370/40191    TSoft Financial Software,
                                                       Inc. (C) 1994 - 1996